THE RBB FUND, INC.

Motley Fool Asset Management, LLC

MFAM Emerging Markets Fund

Investor Shares (TMFEX)

Supplement dated April 12, 2019

to the Prospectus and Summary Prospectus each dated December 31, 2018

On February 7, 2019, based on the recommendation of Motley Fool Asset Management, LLC, the Board of Directors (the “Board”) of The RBB Fund, Inc. approved: (1) a plan of reorganization pursuant to which the MFAM Emerging Markets Fund (the “Emerging Markets Fund”) will be reorganized into the MFAM Global Opportunities Fund (the “Global Opportunities Fund”) (each, a “Fund,” and together, the “Funds”); and (2) the subsequent liquidation and dissolution of the Emerging Markets Fund, following the close of business on or about July 12, 2019. The reorganization, which is expected to be tax free to the shareholders of the Emerging Markets Fund and is subject to customary closing conditions, will be effected by transferring of all of the assets and liabilities of the Emerging Markets Fund to the Global Opportunities Fund in exchange for shares of the Global Opportunities Fund, with the shares being distributed pro rata by the Emerging Markets Fund to its shareholders. The Emerging Markets Fund will then be liquidated and dissolved. The reorganization is expected to occur following the close of business on or about July 12, 2019. In accordance with applicable regulatory requirements, shareholder approval is not required for the reorganization, and shareholders are not being asked to approve the reorganization.

The Emerging Markets Fund’s portfolio managers will continue to manage the Emerging Markets Fund in the ordinary course until the completion of the reorganization.

Existing shareholders may redeem or exchange shares of the Emerging Markets Fund in the ordinary course until the close of business on July 12, 2019. The Emerging Markets Fund will be closed to new purchases, whether into current accounts or new accounts, as of the close of business on April 12, 2019.

More information about the Global Opportunities Fund and the terms of the reorganization will be included in an information statement and prospectus which will be sent to shareholders of the Emerging Markets Fund at a later date. Shareholders are urged to read the definitive information statement and prospectus because it will contain important information about the reorganization, including the Board's reasons for approving the reorganization. When available, the information statement and prospectus may be obtained free of charge from the SEC’s website at www.sec.gov or by calling 1-888-863-8803 (toll free).

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Please retain this Supplement for future reference.